Rule 497 (k)
                                                             File No. 333-182308


                                                    FIRST TRUST
FIRST TRUST                                         EXCHANGE-TRADED FUND VI
_______________________________________________________________________________


SUMMARY PROSPECTUS

First Trust Dorsey Wright Dynamic Focus 5 ETF

Ticker Symbol:        FVC
Exchange:             The Nasdaq Stock Market, LLC



Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FVC. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated March 18, 2016, are all incorporated by reference into this Summary Prospectus.







INVESTMENT OBJECTIVE

First Trust Dorsey Wright Dynamic Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Dynamic Focus Five Index (the "Index").





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   March 18, 2016
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FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
    percentage of offering price)                                      None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each
    year as a percentage of the value of your investment)
  Management Fees                                                      0.30%
  Distribution and Service (12b-1) Fees(1)                             0.00%
  Other Expenses(2)                                                    0.00%
  Acquired Fund Fees and Expenses(2)                                   0.49%
                                                                     ---------
  Total Annual Fund Operating Expenses                                 0.79%


EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until the expiration of the 12b-1 fee waiver on the date noted below and thereafter at 1.04% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 YEAR          3 YEARS
                            $81              $280
-----------------
(1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before March 8, 2018.

(2) "Other Expenses" and "Acquired Fund Fees and Expenses" are estimates based on the expenses the Fund expects to incur for the current fiscal year.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the exchange-traded funds ("ETFs") and cash equivalents that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P., the Fund's investment advisor ("First Trust" or the "Advisor"). The cash equivalents in which the Fund may invest (the "Cash Proxy") are 1- to 3-month U.S. Treasury Bills representing the component securities of a cash equivalent index (the Nasdaq US T-Bill Index (the "Cash Index")) that is a component of the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust, the Fund's investment advisor, seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is owned and was developed by Dorsey, Wright & Associates (the "Index Provider"). The Index is constructed pursuant to the Index Provider's proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index determines offer the greatest potential to outperform the other First Trust sector and industry-based ETFs and that satisfy certain trading volume and liquidity requirements. The Cash Index is also evaluated and its inclusion and weight in the Index is adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The Index Provider has retained Nasdaq, Inc., to calculate and maintain the Index.

Relative strength measures the price performance of a security versus a market average, another security or universe of securities. A security's relative strength can improve if it rises more than the market in an uptrend, or goes down less than the market in a downtrend. The Index uses relative strength to evaluate the momentum of each First Trust sector and industry-based ETF to determine the five ETFs that have the highest level of momentum, which the Index determines have the greatest probability of outperforming the other First Trust sector and industry-based ETFs and that satisfy certain trading volume and liquidity requirements. The Index uses the price data of the selected First Trust sector and industry-based ETFs to perform the relative strength analysis. When determining relative strength, the Index takes into account a variety of factors to track movements and trends of securities prices over various time periods. The Index Provider has constructed the Index to identify longer term trends though a series of observations, which are used to determine the inputs for the relative strength analysis.

Security selection for the Index will be conducted in the following manner:

1. The selection universe of the Index begins with all of the First Trust ETFs and the Cash Index.

2. The Index then identifies the First Trust ETFs that are designed to target a specific sector or industry group, or that have a significant overweight towards a particular sector or industry group. The selected ETFs must also satisfy certain trading volume and liquidity requirements

3. The sector and industry-based First Trust ETFs are then ranked using a relative strength methodology that is based upon each ETF's market performance. Relative strength is a momentum technique that relies on unbiased, unemotional and objective data, rather than biased forecasting and subjective research. Relative strength is a way of recording historic performance patterns, and the Index uses relative strength signals as a trend indicator for current momentum trends of a security versus another security.

4. The Index then selects the five top-ranking First Trust sector and industry-based ETFs according to the proprietary relative strength methodology for inclusion in the Index.

5. The Index is evaluated on a bimonthly basis and ETFs included in the Index are replaced when they fall sufficiently out of favor versus the other potential First Trust sector and industry-based ETFs on a relative strength basis. An ETF included in the Index will only be removed if it falls to the bottom half of the universe of First Trust sector and industry-based ETFs according to the Index's relative strength methodology. A new ETF is only added to the Index when a current member is removed. The Index will always be comprised of five First Trust sector and industry-based ETFs. The relative strength analysis is conducted on weeks containing the second and fourth Friday of the month with the exception of the week between Christmas Day and New Year's Day. When a sector or industry ETF addition or deletion is made, the portfolio is rebalanced so each position is equally weighted.

6. In instances where the relative strength begins to diminish among more than one-third of the potential First Trust sector and industry-based ETFs relative to the Cash Index, the Index allocates to the Cash Index. The target allocation to the Cash Index is equal to the percentile rank of the Cash Index within the Index's relative strength rankings. The Cash Index may constitute between 0% and 95% of the Index; however, the maximum level that the Cash Index can be increased or decreased during an evaluation week is limited to 33% per evaluation. Changes in the Cash Index allocation within the Index will not cause the five First Trust sector and industry-based ETFs in the Index to be rebalanced back to equally weighted. For more information regarding the Index, please refer to the "Index Information" section of the prospectus.

7. As of March 2, 2016, the Index was comprised of the Cash Index and the following First Trust ETFs:

      1.    First Trust Utilities AlphaDEX(R) Fund (FXU);

      2.    First Trust Dow Jones Internet Index Fund (FDN);

      3.    First Trust Health Care AlphaDEX(R) Fund (FXH);

      4.    First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD);

      5.    First Trust Consumer Staples AlphaDEX(R) Fund (FXG).

The Fund is classified as "non-diversified" under the Investment Company Act of 1940 (the "1940 Act").

The Fund intends to invest in each ETF and the Cash Proxy (in lieu of investing in the Cash Index) as selected by the Index. However, there may also be instances in which the Fund may be underweighted or overweighted in certain securities in the Index, not invested in certain securities included in the Index, may purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the "Frequent Purchases and Redemptions" Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.


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EQUITY SECURITIES RISK. Because the ETFs in which the Fund invests invest in equity securities the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FUND OF FUNDS RISK. The Fund invests in securities of other ETFs, which involves additional expenses that would not be present in a direct investment in such ETFs. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the underlying ETFs in which the Fund invests.

INCOME RISK. Income from the Fund's investment in the Cash Proxy could decline during periods of falling interest rates.

INDEX REBALANCING RISK. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Index, the Fund may own a significant portion of the First Trust ETFs included in the Fund. Any such ETF may be removed from the Index in the event that it does not comply with the eligibility requirements of the Index. As a result, the Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of the Index may increase significantly. Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase the Fund's costs and market exposure.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the Cash Proxy in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

ETF RISK. The Fund will invest in five First Trust sector and industry-based ETFs. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

MOMENTUM INVESTING RISK. The Index employs a "momentum" style methodology that emphasizes selecting ETFs that have had higher recent price performance compared to other ETFs and, at certain times, allocating to the Cash Index. The Fund may be subject to more risk because ETFs in which the Fund invests may be more volatile than a broad cross-section of ETFs or the returns on ETFs that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Additionally, during periods of positive stock market performance, the returns of the Fund may be lower when a significant portion of the Fund's net assets are allocated to the Cash Proxy. Momentum can turn quickly and cause significant variation from other types of investments.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

U.S. GOVERNMENT AND AGENCY SECURITIES RISK. The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

PERFORMANCE

The Fund does not have a performance history. Once available, the Fund's performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance, will be available on the Fund's website at www.ftportfolios.com. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MANAGEMENT

INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor")

PORTFOLIO MANAGERS

The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o   Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust;

      o   Roger F. Testin, Senior Vice President of First Trust;

      o   Stan Ueland, Senior Vice President of First Trust;

      o   Todd Larson, CFA, Vice President of First Trust; and

      o   Chris A. Peterson, CFA, Senior Vice President of First Trust.

The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2016.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq through a broker-dealer. Shares of the Fund will trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.



                                                                    FVCSP0031816